Exhibit 10.2

THIS INSTRUMENT PREPARED BY:

DEAN M. FREITAG, ESQUIRE

AKERMAN, SENTERFITT

ONE SOUTHEAST THIRD AVENUE, 28TH FLOOR

MIAMI, FLORIDA 33131

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (herein “Mortgage”) made this 7th day of June, 2006, by and between TAMPA DC, LLC, a Delaware limited liability company (hereinafter referred to as “Mortgagor”), whose address is 4902 West Waters Avenue, Tampa, Florida 33634 and COMMERCEBANK, N.A. (hereinafter referred to as “Mortgagee”), with an address for purposes hereof at 220 Alhambra Circle, 11th Floor, Coral Gables, Florida 33134;

W I T N E S S E T H:

In consideration of the indebtedness hereinafter referred to, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor does hereby mortgage, grant, bargain, sell, assign and convey unto the Mortgagee, with the power of sale and right of entry and possession, all of the Mortgagor’s estate, right, title and interest in, to and under, and grants to the Mortgagee a security interest in, all of the following described property (hereinafter referred to collectively as the “Mortgaged Property”) now owned or held or hereafter acquired by the Mortgagor:

(i) All of the land (herein the “Land”) located in the County of Hillsborough, State of Florida, more particularly described in Exhibit “A” annexed hereto and incorporated herein by this reference, including all of the rights, privileges and appurtenances thereunto belonging, and all of the estate, right, title and interest of the Mortgagor therein or thereto, either in law or in equity, now or hereafter acquired, and in and to all streets, roads and public places, opened or proposed, in front of or adjoining the said Land, and all easements and rights-of-way, public or private, now or hereafter used in connection with the Land (collectively the “Realty”);

(ii) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land. All fixtures, machinery and equipment, now or hereafter owned by Mortgagor and located in or on, or attached to the Realty, buildings, structures or other improvements, in each case which are used or intended to be used in connection with the operation, use or construction of the Realty, buildings, structures or other improvements (but not the operation of any tenant’s business conducted on the Realty), including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such fixtures, machinery and equipment together with the benefit of any deposits or payments now or hereafter made on such fixtures, machinery and equipment by Mortgagor or on its behalf (the “Improvements”);

(iii) All leases and other agreements, (including, without limitation, insurance contracts) pertaining to the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property, now or hereafter entered into, and any modification, renewal or extension thereof, and all guaranties of the lessees’, tenants’ or occupants’ obligations thereunder, including, without limitation, deposits of cash or securities (collectively the “Leases”), and all of the rents, royalties, issues, profits, revenue, income, unearned insurance premiums and other benefits hereafter accruing under any Lease or otherwise arising from the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property (collectively the “Rents and Profits”);

(iv) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

(v) All of Mortgagor’s rights further to encumber said Property for debt.

TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, forever, for the purpose of securing unto the Mortgagee:

(a) The payment of the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00) and interest thereon, as provided in a certain promissory note made by Mortgagor (sometimes hereinafter referred to as “Maker”) to the Mortgagee of even date herewith, and any modification, renewal or extension thereof; and the payment of the principal sum, with interest thereon, of any Future Advances made by Mortgagee pursuant to the provisions of Paragraph 27 hereof;

(b) The performance and observance of, and compliance with, each and every obligation, covenant, warranty, agreement, term, provision and condition contained in the Note and this Mortgage and in all other documents executed and/or delivered by the Mortgagor and/or others to the Mortgagee having reference to or arising in connection with the Note or this Mortgage; and

(c) The payment of all other sums incurred or advanced by the Mortgagee or otherwise becoming due and payable under the provisions of the Note, this Mortgage or any Loan Document (as hereafter defined), and interest thereon.

THIS IS A FIRST MORTGAGE GIVEN TO SECURE ANY PRESENT AND FUTURE OBLIGATIONS OF THE MORTGAGOR.

Mortgagor further covenants and agrees with Mortgagee as follows:

1. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Mortgagor” shall mean “Mortgagor and/or any subsequent owner or owners of the Mortgaged Property”; the word “Mortgagee” shall mean “Mortgagee or any subsequent holder or holders of this Mortgage”; the word “Note” shall mean “note or notes of even date herewith secured by this Mortgage, and any additional notes hereafter to be issued and secured by this Mortgage pursuant to the future advance provisions hereof and any renewal or modification of any of the foregoing”; the word “Maker” shall mean “the Maker named above and any other maker of any Note secured hereby”; the word “Obligor” shall mean “the Maker if other than Mortgagor, any guarantor of indebtedness secured hereby and any other person directly or indirectly liable to Mortgagee for any indebtedness secured hereby”; the word “person” shall mean “an individual, corporation, partnership, limited liability company, unincorporated association, joint stock corporation and/or joint venture”; the word “Loan Documents” shall mean “the Note, this Mortgage, and all other documents executed and/or delivered by the Mortgagor, the Maker, any Obligor or any other person to the Mortgagee having reference to or arising in connection with the Note or this Mortgage”; and pronouns of any gender shall include the other gender, and either the singular or plural shall include the other. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

2. Mortgagor covenants and warrants that Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Property, has good and absolute title to all existing personal property hereby mortgaged or made subject to the security interest hereby created and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein: that the Mortgaged Property is and shall be kept free and clear of all liens, security interests, charges and encumbrances whatsoever, except for the lien for property taxes not yet due and payable and those encumbrances, if any, described in a schedule of exceptions to coverage in any title policy insuring Mortgagee’s interest in the Mortgaged Property. Mortgagor fully warrants the title to the Mortgaged Property and every part thereof, and will forever defend the same against the claims of all persons whomsoever.

3. Mortgagor shall perform, observe and comply with all provisions hereof, of the Note and of all Loan Documents, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Note and pursuant to the provisions of this Mortgage and of all Loan Documents when payment shall become due, all without deduction or credit for taxes or other similar charges paid or payable by Mortgagor.

4. Mortgagor shall pay promptly, prior to delinquency, and shall promptly deliver to Mortgagee receipts for the payment of, all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liens for unpaid withholding taxes, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage before they become delinquent and before any interest attaches or any penalty is incurred. Notwithstanding the foregoing, Mortgagor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of such taxes, assessments, or other governmental charges, provided that: (a) Mortgagor has established on its books or by deposit of cash with Mortgagee, at the option of Mortgagee, a reserve for the payment thereof in such amount as Mortgagee may require; and (b) such contest operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Mortgaged Property to pay such item. If at any time the State of Florida shall determine that documentary stamps need to be affixed to the Note or hereto, or that intangible taxes should thereafter be affixed or paid, the Mortgagor shall pay for the same, together with any interest or penalties imposed in connection with such determination and the amount of money needed to pay for such stamps or taxes and penalties shall, until such stamps are purchased and affixed and such taxes and penalties are paid by Mortgagor, be a portion of the indebtedness secured by this Mortgage and bear interest from the date of such determination at the Default Rate (defined in Paragraph 35 hereof).

5. Mortgagor shall, at its sole expense, obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance polices for 100% full replacement value and otherwise in such amounts as Mortgagee may determine to be customary for similar properties, insuring the Mortgaged Property against fire, extended coverage, flood (if the Mortgaged Property is or will be located in a flood hazard zone) and such other insurable hazards, casualties and contingencies as Mortgagee may determine to be customary for similar properties require, and shall pay promptly, when due, any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them shall be subject to the Mortgagee’s approval not to be unreasonably withheld or delayed. All such policies and renewals thereof shall be held by Mortgagee, and shall contain a non-contributory mortgagee endorsement making losses payable to Mortgagee. The coverage under such policies shall be limited to the Improvements now or hereafter located on the Mortgaged Property. At least five (5) days prior to the expiration date of all policies, renewals thereof satisfactory to Mortgagee shall be delivered to Mortgagee. Mortgagor shall deliver to Mortgagee receipts evidencing the payment of all premiums on such insurance policies and renewals. Delivery of the insurance policies and renewals thereof shall constitute an assignment to Mortgagee, as further security, of all unearned premiums. In the event of loss, Mortgagor will give immediate written notice to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

Mortgagor hereby assigns to Mortgagee all proceeds from any such insurance policies, and Mortgagee is hereby authorized and empowered, at its option following the occurrence of an Event of Default, to adjust or compromise any loss under any such insurance policies, on the Mortgaged Property, and to collect and receive the proceeds from any such policy or policies.

Each insurance company is hereby authorized and directed to make payment for all such losses directly to Mortgagee alone, and not to Mortgagor and Mortgagee jointly. After deducting from such insurance proceeds any expenses incurred by Mortgagee in the collection or handling of such funds, Mortgagee may apply the net proceeds, at its option, either toward restoring the Improvements or as a credit on any portion of the indebtedness and other sums secured hereby, whether then matured or to mature in the future, or, at the option of Mortgagee, such sums, either wholly or in part, may be paid over to Mortgagor to be used to repair such improvements or to build new Improvements in their place or for any other purpose or object satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount secured hereby before such payment took place; provided, however, that Mortgagee shall not unreasonably withhold its consent to use of such sums for restoration if no Event of Default has occurred and Mortgagor has satisfactorily evidenced its ability to (1) complete such restoration within eighteen (18) months, and (2) continue performance of its obligations secured by this Mortgage. Mortgagee shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

Mortgagor shall, at its sole expense, obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, liability insurance policies relating to the Mortgaged Property, in such amounts, with such companies and in such form as may be reasonably required by Mortgagee. Mortgagee may require such policies to contain an endorsement, in form reasonably satisfactory to Mortgagee, naming Mortgagee as an additional insured thereunder. Mortgagor shall pay promptly, when due, any premiums on such insurance policies and renewals thereof.

6. Mortgagee may, at its option following the occurrence of an Event of Default, require Mortgagor to deposit with Mortgagee on the first (1st) day of each month, in addition to making any required payments of principal and interest, until the Note is fully paid, an amount equal to one-twelfth (1/12th) of the yearly taxes, assessments and other similar charges against the Mortgaged Property or any part thereof as estimated by Mortgagee to be sufficient to enable Mortgagee to pay the same at least thirty (30) days before they become due, and one-twelfth (1/12th) of the yearly premium for all insurance required to be maintained by Mortgagor hereunder. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are required to make up any deficiencies in the amounts necessary to enable Mortgagee to pay such taxes, assessments, similar charges and insurance premiums. In the event of a default under any of the terms, covenants and conditions in the Note, this Mortgage or any other Loan Document (which continues beyond all applicable notice and cure periods) to be kept, performed or observed by Mortgagor, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount under this Paragraph 6 remaining to Mortgagor’s credit. The amount of existing credit hereunder at the time of any transfer of the title to the Mortgaged Property, shall, without any specific assignment thereof, inure to the benefit of the successor owner of the Mortgaged Property. Upon payment in full of the secured indebtedness, the amount of any unused credit shall be paid over to the owner of record as of the date of such full payment.

7. Notwithstanding any taking by eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Mortgaged Property by any public or quasi-public authority or corporation, the Mortgagor shall continue to make the regular payments of principal and/or interest as required by the Note and any other evidence of indebtedness secured hereby until the loan secured hereby is paid in full. Such award or payment shall first be applied toward Mortgagee’s reasonable expenses and attorneys’ fees in obtaining the award, and then Mortgagee may, at the option of the Mortgagee in Mortgagee’s sole discretion, either retain and apply the remaining amounts toward payment of any moneys secured by this Mortgage, or, after the payment of Mortgagee’s expenses and attorneys’ fees in obtaining the award, pay over, wholly or in part, any remaining award to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property, which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Mortgaged Property, or for any other purpose or object satisfactory to the Mortgagee; provided, however, that Mortgagee shall not unreasonably withhold its consent to use of such sums for restoration if no Event of Default has occurred and Mortgagor has satisfactorily evidenced its ability to (1) complete such restoration within eighteen (18) months, and (2) continue performance of its obligations secured by this Mortgage. Nothing herein contained shall waive the right of the Mortgagee to demand payment in full of all obligations hereby secured pursuant to Paragraph 19 hereof upon the occurrence of such taking.

8. Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not erect any building, structure or other improvement and shall not remove, demolish, materially alter or change the use of any building, structure or other improvement presently or hereafter on the Land without the prior written consent of Mortgagee, such approval not to be unreasonably withheld or delayed. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, other than ordinary wear and tear and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof. Except as otherwise provided in this Mortgage, no material fixture, or other part of the Mortgaged Property shall be removed, demolished or altered, without the prior written consent of Mortgagee, other than items which may become worn out, undesirable or obsolete, provided that they are replaced immediately with similar items of at least equal value which shall, without further action, become subject to the lien of this Mortgage. Mortgagor will promptly repair, restore, replace or rebuild any part of the Mortgaged Property now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Paragraph 7. Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time upon reasonable notice during the life of this Mortgage.

9. Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof or its use and occupancy, including, without limitation, all applicable zoning requirements, subject to the right, upon providing Mortgagee with satisfactory security, to diligently contest the same in good faith.

10. Mortgagor shall not sell, convey, transfer, lease or further encumber any legal or equitable interest in all or any part of the Mortgaged Property, without the prior written consent of Mortgagee, which can be withheld by Mortgagee in its sole discretion (except with respect to subordinate leases or ownership transfers to Mortgagor’s parent or such parent’s wholly-owned subsidiaries, as to which such consent shall not be unreasonably withheld), and any such sale, conveyance, transfer, lease or encumbrances made without Mortgagee’s prior written consent shall be voidable at Mortgagee’s option. For purposes of this Paragraph, sale of a majority of the stock of Mortgagor (if Mortgagor is a corporation) or of any corporate partner of Mortgagor (if Mortgagor is a partnership), or any change in the general partners of Mortgagor (if Mortgagor is a partnership), or any change in the managers, managing members or members of Mortgagor (if Mortgagor is a limited liability company) or a change in the beneficial ownership of Mortgagor (which does not refer to the equity ownership of Mortgagor’s parent), or a material change in the management of Mortgagor, shall be considered a conveyance of the Mortgaged Property. If any person should obtain any interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor.

11. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following: (a) fire or other casualty (including flooding) causing damage to the Mortgaged property; (b) receipt of any material notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property; (c) receipt of any notice of alleged default from any tenant under any lease of the Mortgaged Property; (d) substantial change in the occupancy of the Mortgaged Property; (e) receipt of any notice of alleged default from the holder of any lien or security interest in the Mortgaged Property; or (f) commencement of any litigation affecting the Mortgaged Property.

12. Mortgagor shall pay or reimburse Mortgagee for all costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and disbursements and costs, incurred or paid by Mortgagee in any threatened, pending or completed action, proceeding or dispute in which Mortgagee is or might be made a party or appears as a party plaintiff or party defendant and which affects or might affect the Note, this Mortgage or any other instrument securing the Note, or the Mortgaged Property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including, but not limited to, the foreclosure of this Mortgage, condemnation involving all or part of the Mortgaged Property or any action to protect the security hereof, including all appellate proceedings in connection with or arising out of any of the foregoing. All costs, charges and expenses so incurred or paid by Mortgagee shall become due and payable immediately, whether or not there be notice, demand, attempt to collect or suit pending. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate (defined in Paragraph 35 hereof) from the date incurred until paid by Mortgagor, shall be added to the indebtedness secured by the lien of this Mortgage.

13. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition for ten (10) days after notice from Mortgagee, in its obligation to furnish insurance hereunder or in the performance or observance of any other covenant, condition or term in this Mortgage or in any other Loan Document, which continues beyond all applicable notice and cure periods, Mortgagee may, at its option, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expense incurred or paid by Mortgagee in connection therewith shall become due and payable immediately, whether or not there be notice or demand. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate (defined in Paragraph 35 hereof) from the date incurred until paid by Mortgagor, shall be added to the indebtedness secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this Paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

14. Mortgagor shall keep and maintain at all times complete, true and accurate books of account and records reflecting the results of the operation of the Mortgaged Property. Mortgagor shall furnish to Mortgagee (a) simultaneously with their timely delivery to Wachovia Bank, National Association (“Wachovia”), or any successor or replacement lender thereto, all financial statements and reports which are required pursuant to the terms of that certain Loan and Security Agreement dated October 1, 2002, by and among Wachovia, as agent, the lenders which are parties thereto, Mortgagor, its parent and various affiliates thereof, as currently or hereafter modified, amended, restated or superseded (the “Working Capital Loan Agreement”), and (b) simultaneously with their filing with the Securities and Exchange Commission or any similar or successor regulatory agencies, copies of all reports, including, without limitation, forms 10-K and 10-Q.

15. Mortgagor, within ten (10) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest accrued on, the Note, and any other unpaid sums secured hereby, and whether or not any offsets or defenses exist against such principal and interest or other sums.

16. In addition to the lien on and security interest in the Realty and Improvements created hereby, this Mortgage shall, to the extent applicable, constitute a security agreement with respect to all Mortgaged Property consisting of personal property encumbered hereby; and the Mortgagor hereby agrees to execute and deliver, on demand, and hereby irrevocably authorizes and appoints the Mortgagee the attorney-in-fact of the Mortgagor, jointly or severally, to execute, in the name of the Mortgagor, deliver and, if appropriate, to file with the appropriate filing officer, or office such security agreements, financing statements, amendments to financing statements and comparable instruments as the Mortgagee may require in order to impose, perfect or more effectively evidence the lien or security interest hereby created. In addition to any other rights and remedies provided herein or by law, the Mortgagee shall be entitled to pursue any and all remedies of a secured party under the Uniform Commercial Code and other applicable statutes of the place or places where the Mortgaged Property is located, it being hereby agreed that seven (7) days’ notice as to the time and place of any sale shall be reasonable. No inference shall be drawn from the inclusion of any of the Mortgaged Property in a Financing Statement filed with the Florida Secured Transaction Registry that such property is considered by Mortgagee to be personalty as opposed to realty, Mortgagor agrees that in the event of uncertainty as to whether any portion of the Mortgaged Property is personalty or realty, the presumption shall be that such item is realty.

17. At any time and from time to time, upon Mortgagee’s request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Mortgagee and, where appropriate, shall cause to be recorded or filed, and from time to time thereafter to be re-recorded or refiled, at such time and in such offices and places as shall be deemed desirable by Mortgagee, any and all such further mortgages, instruments or further assurance, certificates and other documents as Mortgagee determines to be necessary in order to effectuate, complete, perfect, or to continue and preserve, the obligations of Mortgagor or Maker under the Note and this Mortgage, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so.

18. This Mortgage constitutes an absolute and present assignment of the Leases and of the Rents and Profits and shall be fully operative without any further action on the part of either party. Mortgagee shall be entitled, at its option, upon the occurrence of a default hereunder, which continues beyond all applicable notice and cure periods, to all Rents and Profits; provided, however, that, so long as no default has occurred hereunder, which continues beyond all applicable notice and cure periods, the Mortgagor is hereby given permission to collect, receive, take, use, and enjoy all such Rents and Profits as these come due and payable, but not in advance thereof. Upon any such default hereunder, which continues beyond all applicable notice and cure periods, the permission hereby given to Mortgagor to collect such Rents and Profits shall terminate and such permission shall not be reinstated upon a cure of the default without the Mortgagee’s specific written consent. Mortgagee may exercise the rights herein granted upon notifying the tenants, purchasers or other obligors (the “Lessees”) in connection with the foregoing of the right of the Mortgagee to receive such Rents and Profits, and shall instruct such Lessees to pay the same directly to Mortgagee without any consent from the Mortgagor being required, a copy of this instrument and a statement by the Mortgagee that the Mortgage is in default being sufficient notice to such Lessees of Mortgagee’s rights to collect the same. Neither the exercise of any right under this Paragraph 18 by Mortgagee, nor the application of any such Rents and Profits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default or invalidate any act pursuant hereto, but the rights herein granted shall be cumulative of all other rights and remedies.

Mortgagor covenants and agrees that it shall: (a) observe and perform all of its obligations with respect to the Leases, including, without limitation, its obligations as lessor under any lease, as seller under any purchase and sale contract and any other obligations which it may have under any other contract or instrument pursuant to which it is entitled to receive Rents and Profits, and shall not do or permit to be done anything to impair Mortgagor’s right to receive the same; (b) enforce or secure the performance of, at its sole cost and expense, every material obligation of all such Lessees to Mortgagor; (c) not collect any of the Rents and Profits herein assigned more than one month in advance of the time when the same become due under the terms thereof; (d) not waive or release any Lessee from its material obligations under any Lease or other instrument evidencing same; and (e) not execute any other assignment thereof or materially alter, modify or change the terms of any such obligation or cancel, terminate, or accept the surrender of the same, without the prior written consent of the Mortgagee, such consent not to be unreasonably withheld or delayed.

Should Mortgagor fail to make any payment or perform any obligation required pursuant to this Paragraph 18, Mortgagee may elect to make such payment or perform such obligation, in which event Mortgagor agrees to pay, immediately upon demand, all sums expended by Mortgagee in making such payment or performing such obligation, together with interest in an amount equal to the Default Rate (defined in Paragraph 35 hereof) from the date that such expense is incurred by the Mortgagee to the date of payment to the Mortgagee. Any amount so expended by the Mortgagee, together with interest thereon as herein provided, shall constitute part of the indebtedness secured hereby.

Notwithstanding the foregoing, the Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, contract or other instrument, and Mortgagor shall and does hereby agree to indemnify Mortgagee for and to hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under any of said Leases, contracts, or other instruments by reason of this assignment, and of and from any claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertaking on its part to be performed or discharged pursuant to any of the terms, covenants or agreements contained herein, but excluding any liability resulting from the gross negligence or willful misconduct of Mortgagee or arising from events or conduct occurring after neither Mortgagor nor any of its affiliates has control or possession of the Mortgaged Property. Any such liability, loss or damage, including costs, expenses and reasonable attorneys’ fees incurred in defending against any such claim, shall constitute part of the indebtedness secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, together with interest thereon, at the Default Rate (defined in paragraph 35 hereof), from the date that such expense is incurred by the Mortgagee to the date of payment to the Mortgagee.

19. Mortgagee shall have the unconditional right, at its option, to require payment in full of all indebtedness secured hereby and to declare all such indebtedness immediately due and payable: (a) after default in the payment when due of any installment of principal and/or of interest under the Note; or (b) after default in the payment of any tax, water rate or assessment for thirty (30) days after the same becomes due; or (c) after default for ten (10) days after notice and demand either in assigning and delivering the policies of insurance hereinbefore described or referred to or in reimbursing the Mortgagee for premiums paid to obtain such insurance as herein provided; or (d) after default for ten (10) days after request in furnishing a statement of the amount due secured by this Mortgage and whether any offsets or defenses exist to the payment of all indebtedness secured hereby; or (e) after default for thirty (30) days after notice and demand in the payment of any installment of any assessment for local improvements which may now or hereafter affect the Mortgaged Property and may be or become payable in installments; or (f) after default for ten (10) days after notice and demand in the repayment of any sum advanced by Mortgagee to protect the security hereof; or (g) upon the actual or threatened waste, removal or demolition of, or material alteration to or enlargement of, any building or other Improvement on the Mortgaged Property or upon the commencement of unpermitted construction of any new buildings(s) on any part of the Mortgaged Property without Mortgagee’s prior written consent; or (h) upon default in keeping in force the insurance required by Paragraph 5 above; or (i) upon the entry by any court of last resort of a decision that an undertaking by Mortgagor as herein provided to pay taxes, assessments, levies, liabilities, obligations and encumbrances is legally inoperative or cannot be enforced; or (j) after default for thirty (30) days after notice and demand in the removal of any Federal tax lien on the Mortgaged Property; or (k) after default for thirty (30) days after notice and demand in the observance or performance of any other covenant(s) or agreement(s) of the Mortgagor hereunder or of Mortgagor or any Obligor under any of the other Loan Documents, except that, if such default cannot reasonably be cured within thirty (30) days, such cure period shall be extended up to an additional thirty (30) days provided that efforts to cure shall be diligently pursued during such extended period; or (l) upon the election by the Mortgagee to accelerate the maturity of said principal sum pursuant to the provisions of any other instrument which may be held by the Mortgagee as additional security for the Note; or (m) upon the passage of any law changing in any way or respect the laws now in force for the taxation of mortgages or debts secured thereby for any purpose, or the manner of collection of any such taxes, so as to affect adversely this Mortgage or the indebtedness or other sums secured hereby; or (n) after failure to comply, within fifteen (15) days, with a requirement or order or notice of violation of a law or ordinance issued by any political subdivision or governmental department claiming jurisdiction over the Mortgaged Property or any operation conducted on the Mortgaged Property, or, in the case of a noncompliance which cannot be cured or complied with within said period, then upon the failure of Mortgagor to commence to comply with said orders or notices within said period or thereafter diligently pursue such cure to completion, provided, however, that Mortgagor may diligently and in good faith contest same by appropriate proceedings which shall operate to prevent any enforcement or other occurrence having a material adverse effect upon the Mortgagor, the Mortgaged Property or this Mortgage; or (o) thirty (30) days following the filing, in any court of competent jurisdiction, by the United States of America, or any instrumentality thereof, of any notice of intention to acquire, under the power of eminent domain, the Mortgaged Property, or any material part thereof, or upon the recording by the State of Florida, or any instrumentality thereof, of a notice of taking of the Mortgaged Property or any part thereof; or (p) upon the issuance of any order by the State of Florida, or any instrumentality thereof, any administrative board thereof or any department thereof, declaring unlawful or suspending the current operation of the Mortgaged Property, which order is not dismissed or otherwise set aside within fifteen (15) days following the date of its issuance; or (q) upon the filing by or against the Mortgagor or any Obligor of any petition or application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor’s relief law or law whereunder the Mortgagor or any Obligor is making an assignment for the benefit of creditors, or entering into any arrangement with creditors or becomes a party to any receivership proceeding, which is not dismissed within thirty (30) days of filing in the case of matters filed against Mortgagor or any Obligor, or upon the admission, in writing, by the Mortgagor or any Obligor of its inability to pay its debts as they mature; or (r) after default has been declared (following expiration of any applicable cure period) under any other agreement to which Mortgagee is a party with Mortgagor and/or under Mortgagee’s letter of credit facility in favor of Mortgagor’s affiliate(s), until such default has been cured with the written consent of Mortgagee, or after default has been declared (following expiration of any applicable cure period) under the Working Capital Loan Agreement until such default has been cured with the written consent of Wachovia or any successor or replacement lender thereto; or (s) upon the transfer, sale, pledge, hypothecation, or further encumbrance of the Mortgaged Property or any portion thereof or of the rents and profits therefrom, except as expressly permitted pursuant to the terms of this Mortgage; or (t) upon the commencement of any suit against the Mortgaged Property upon any other claim or lien (whether superior or inferior to the lien of this Mortgage) which is not dismissed within thirty (30) days of filing; or (u) upon the occurrence of a material adverse (in the Mortgagee’s reasonable commercial judgment) change in the Mortgagor’s or any Obligor’s financial condition from the condition represented to the Mortgagee most recently prior to such occurrence; or (v) upon determination by the Mortgagee that any representation, warranty, or covenant made by Mortgagor or any Obligor or any other person in this Mortgage or in any other instrument or document executed in connection with this Mortgage, or in any certificate, agreement, affidavit or statement contemplated by, or made or delivered pursuant to, or in connection with, any such documents, is untrue in any material respect or materially misleading; or (w) except as specified in clause (r) above, if the Mortgagor, shall fail to pay when due (and beyond any applicable grace and cure periods) any indebtedness for borrowed money owed by the Mortgagor, or any interest or premium thereon, whether such indebtedness shall become due by scheduled maturity, required payment, acceleration, demand or otherwise; or (x) except as specified in clause (r) above, if the Mortgagor shall fail to abide by any term, covenant, or agreement under any agreement or instrument evidencing, securing or relating to any indebtedness for borrowed money owing by Mortgagor, if the effect of such failure is to accelerate, or permit the holder or holders to accelerate, the maturity of such indebtedness, whether or not such failure be waived by the holder or holders of such indebtedness; or (y) if the Mortgagor shall grant any lien or mortgage on the Mortgaged Property or any part thereof junior to this Mortgage (or make any further assignment of the lease and rentals assigned hereby) without first obtaining the Mortgagee’s prior written consent; or (z) upon any change in George Feldenkreis’ senior management position with Perry Ellis International, Inc. (“Parent”); provided, however, that if such change results from the retirement, reduction in management duties, death or incompetence of George Feldenkreis and (A) Oscar Feldenkreis assumes the senior management position of Parent, then no default shall exist hereunder; and (B) if Oscar Feldenkreis does not assume the senior management position of Parent, then the Mortgagor shall have a period of ninety (90) days within which to provide additional collateral and/or other assurances which the Mortgagee deems acceptable; or (aa) a Change of Control of Parent (as defined below) occurs. For purposes of the preceding clause (aa), a “Change of Control of Parent” shall mean (1) the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of Parent to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)); (2) the liquidation or dissolution of Parent or the adoption of a plan by the stockholders of Parent relating to the dissolution or liquidation of Parent; (3) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act), except for one or more Permitted Holders (as defined below), of beneficial ownership, directly or indirectly, of more than thirty-five (35%) percent of the voting power of the total outstanding voting stock of Parent and either (i) the Permitted Holders beneficially own, directly or indirectly, in the aggregate, voting stock of Parent that represents a lesser percentage of the aggregate voting power of all classes of the voting stock of Parent, voting together as a single class, than such other person or group and are not entitled to (by voting power, contract or otherwise) to elect directors of Parent having a majority of the total voting power of the Board of Directors of Parent or (ii) such other person or group is entitled to elect directors of Parent having a majority of the total voting power of the Board of Directors of Parent; or (4) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election by the Board of Directors of Parent, or whose nomination for election by the stockholders of Parent, was approved by a vote of at least sixty-six and two-thirds (66 2/3%) percent of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then still in office. The term “Permitted Holders” shall mean, as of the date of determination, (1) Oscar Feldenkreis, George Feldenkreis, their spouses, their respective lineal descendants and the spouses of such lineal descendants, (2) any person controlled by any of the persons included in clause (1) of this definition (as the term “controlled” is defined in the Exchange Act), (3) trusts for the benefit of any of the persons included in clause (1) of this definition, and (4) any charitable foundation a majority of whose members, trustees or directors, as the case may be, are persons included in clause (1) of this definition. The occurrence of any of the foregoing events is hereinafter referred to as an “Event of Default”. No consent or waiver, express or implied, by Mortgagee to or of any default by Mortgagor hereunder shall be construed as a consent or waiver to or of any further default of the same or any other term, covenant, condition or provision hereof, or of or under any of the obligations secured hereby; and no consent or waiver shall be deemed or construed to exist by reason of any curative action initiated by Mortgagor or any other course of conduct or in any other manner whatsoever, except by a writing duly executed by the Mortgagee and then only to the single occasion to which such writing is addressed. In order to accelerate the maturity of the indebtedness secured hereby because of the failure of the Mortgagor to pay any tax, assessment, premium, charge, liability, obligation or encumbrance upon the Mortgaged Property as herein provided, it shall not be necessary or required that the Mortgagee first pay the same.

20. Upon the occurrence of an Event of Default, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Mortgagee shall take action, either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as the Mortgagee may determine. If any of the proceeds of the loan evidenced by the Note have not been disbursed, upon the occurrence of an Event of Default, Mortgagee shall have the absolute right to refuse to disburse any such proceeds.

21. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the security, shall be entitled, as a matter of right if it so elects, to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including receiver’s fees, reasonable attorneys’ fees, costs and agent’s compensation incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee, whether received pursuant to this Paragraph or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled, as pledgee, to the possession and control of any cash deposits or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

22. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or to prevent any violation of this Mortgage; (b) to preserve or protect its interest in the Mortgaged Property; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee’s interest.

23. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee.

24. If Mortgagee: (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this Mortgage or any other Loan Document; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; or (f) consents to the granting of any easement on the Land, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any Maker, co-signer, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer, by operation of law or otherwise, of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

25. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reasons, or shall have been determined adversely to Mortgagee, then, at the option of Mortgagee, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

26. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other Loan Document, or now or hereafter existing at law, in equity or by statute.

27. This Mortgage is also given to secure any advances and/or disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate (defined in Paragraph 35 hereof).

28. If, as part of the inducement to Mortgagee to make the loan evidenced by the Note, Mortgagor has caused certain other persons, firms or corporations to enter into certain guaranty agreements with Mortgagee, guaranteeing the obligations of Mortgagor, Mortgagor covenants and agrees that such persons, firms or corporations shall fully perform, comply with and abide by such agreements. It is further understood and agreed by Mortgagor that such representations and agreements by such other persons, firms and corporations shall constitute, for the purpose of its obligations hereunder, covenants on behalf of Mortgagor.

29. [Intentionally Deleted]

30. In the event of a conflict between the terms hereof and the Note or any other Loan Document, the terms of the document which shall either enlarge the interest of Mortgagee in the Mortgaged Property, grant to Mortgagee greater financial security in the Mortgaged Property and/or assure payment of the Note and all sums secured hereby in full shall control.

31. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

32. All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, to the address of such party on the first page of this Mortgage. Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed by furnishing written notice in accordance herewith of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

33. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other Loan Document shall be in no way affected, prejudiced or disturbed thereby.

34. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

35. The Default Rate shall be the default rate specified in the Note.

36. [Intentionally Deleted]

37. Mortgagor (if a corporation, partnership, limited liability company, or other business entity) represents, warrants, covenants and agrees that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and is authorized to do business in the State of Florida, and has all requisite power and authority (corporate or otherwise) to conduct its business, to own its properties, and to execute and deliver, and to perform all of its obligations under this Mortgage, the Note and any other instrument evidencing and/or securing the indebtedness secured hereby. The execution, delivery and performance of this Mortgage, the Note secured hereby and each and every other Loan Document have been duly authorized by all necessary action (corporate or otherwise) and do not (i) require any consent or approval of its stockholders (if a corporation) or any other person or entity which has not been obtained; (ii) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to the Mortgagor or any other person executing and delivering such instrument, Note or other document; or (iii) result in a breach of, or constitute a default under, any indenture or loan agreement, mortgage, or any other agreement, lease or instrument to which Mortgagor or such other person or entity is a party or by which it or its properties may be bound or affected. This Mortgage, the Note and all other documents being executed in connection herewith constitute the legal, valid and binding obligations of the Mortgagor and any other person executing the same, as the case may be, enforceable against it or them in accordance with their respective terms. Mortgagor agrees that, until all indebtedness secured hereby is paid in full and all covenants and agreements of Mortgagor in the Loan Documents are performed and satisfied, Mortgagor shall, at all times, maintain, in the State of Florida, a registered office and a registered agent for the purpose of receiving service of process on behalf of Mortgagor, all duly registered with the State of Florida.

38. Mortgagee is hereby subrogated to the rights (including, without limitation, lien rights) of the owner and holder thereof of each and every mortgage, lien or other encumbrance on the Mortgaged Property, or any portion thereof, which is paid or satisfied, in whole or in part, out of the proceeds of the loan secured hereby in order to protect the security of this Mortgage, and the respective liens of said mortgage, liens or other encumbrances shall be preserved and shall pass to and be held by Mortgagee as security for the indebtedness secured hereby, to the same extent as if they had been duly assigned by separate instrument of assignment and notwithstanding the fact that the same shall be canceled and satisfied of record.

39. The acceptance by the Mortgagee of any payment which is less than full payment of all amounts due and payable at the time of such payment, even if made by one other than the Obligor, shall not constitute a waiver of the Mortgagee’s right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued interest thereon, immediately due and payable, without notice, or to exercise any other rights of the Mortgagee, except and as to the extent otherwise provided by law or this Mortgage.

40. Mortgagor consents to any and all renewals and extensions in the time of payment of the secured indebtedness, and agrees further that, at any time and from time to time, without notice to any person, the terms of payment provided for in the Note may be modified or the security described in this Mortgage (or any other collateral which may be held by Mortgagee) may be released (in whole or in part) or increased, changed or exchanged by agreement between the Mortgagee and any owner of the Mortgaged Property affected by this Mortgage, without in anyway affecting the liability of any party to the Note, or any person liable or to become liable with respect to the secured indebtedness. Mortgagor agrees that no sale of the Mortgaged Property, no forbearance on the part of the Mortgagee and no extensions, whether oral or in writing, of the time for the payment of the whole or any part of the obligations hereby secured (or secured by any other collateral which may be held by Mortgagee), or any other indulgence given by Mortgagee, whether with or without consideration, shall operate to relieve or, in any manner, affect the original liability of the Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, notice of any such extension, indulgence and forbearance being hereby waived by Mortgagor (and by any guarantors, endorsers, or other persons liable, or who may become liable, for payment of all or any portion of the indebtedness secured hereby) and all those claiming by, through and under the Mortgagor. It is expressly agreed that any release or releases may be made by the Mortgagee without the consent or approval of any other person or persons whomsoever.

41. If the Mortgagor shall, with the duly issued prior written consent of Mortgagee, grant any lien or mortgage on the Mortgaged Property junior to this Mortgage, such junior lien or mortgage shall be subject to, in addition to all tenancies now or hereafter affecting the Mortgaged Property, all such renewals and extensions, modifications, releases, increases, increases in interest rate, future advances, changes or exchanges to the Note and this Mortgage, as Mortgagor and Mortgagee may agree upon or as may be provided herein, without joinder or consent of such junior lien or mortgage holder, and without any obligation on Mortgagee’s part to give notice of any kind thereto. Notwithstanding the foregoing, Mortgagor will not suffer or permit any act or omission whereby any of the Mortgaged Property shall become subject to any attachment, judgment, lien, charge or other encumbrances whatsoever or whereby any of the security represented by this Mortgage shall be impaired or threatened. Mortgagor will not, directly or indirectly, do anything or take any action which might prejudice any of the rights, titles or interests of Mortgagee in or to any of the Mortgaged Property and/or impose or create any direct or indirect obligation or liability on the part of the Mortgagee with respect to any of the Mortgaged Property. If any such attachment, judgment, lien, charge or other encumbrance is filed against the Mortgaged Property, or any portion thereof, Mortgagor shall cause the same to be promptly, within fifteen (15) days, discharged or otherwise bonded or transferred to other security.

42. The Mortgagee does not intend to violate any applicable usury laws. Accordingly, all agreements between Mortgagor and Mortgagee are expressly limited so that, in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Mortgagee for the use, forbearance or detention of the money to be advanced hereunder (including all interest on the Note, any loan fees payable in connection herewith, and the aggregate of all other amounts taken, reserved or charged pursuant to the Note, this Mortgage, or any other Loan Document, which, under applicable laws, is or may be deemed to be interest) exceed the maximum rate allowed by applicable law. If, from any circumstances whatsoever, fulfillment of any obligation hereof or of the Note or any other Loan Document, at the time performance of such obligation shall be due, shall cause the effective rate of interest upon the sums evidenced by the Note or hereby to exceed the maximum rate of interest allowed by applicable law then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to prevent that effective rate of interest from exceeding the maximum rate allowable under applicable law and, to the extent that the Mortgagee shall receive any sum which would constitute excessive interest, such sum shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal, the excess shall be refunded to the Mortgagor. This provision shall control every other provision of all agreements between the Mortgagor and the Mortgagee. Nothing herein shall be deemed to limit any rights, powers or privileges which the Mortgagee may have by reason of its being a national or state banking association pursuant to any law of the United States of America or the State of Florida, or any rule, regulation or order of any department or agency thereof, and nothing herein shall be deemed to make unlawful any transaction or conduct by the Mortgagee which is lawful pursuant to, or which is permitted by, any of the foregoing.

43. Mortgagor represents, warrants and covenants that Mortgagor has not used Hazardous Materials (as hereinafter defined), on, from, or affecting the Mortgaged Property in any manner which violates federal, state, or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and to Mortgagor’s knowledge, except only as set forth in any environmental reports provided to, or obtained by, Mortgagee, no prior owner of the Mortgaged Property or any tenant, subtenant, prior tenant or prior subtenant has used Hazardous Materials on, from, or affecting the Mortgaged Property, in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. Mortgagor shall keep, or cause the Mortgaged Property to be kept, free of Hazardous Materials which violate applicable law. Without limiting the foregoing, Mortgagor shall not cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws and regulations, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, a release of Hazardous Materials onto the Mortgaged Property or onto any other property in violation of applicable laws. Mortgagor shall comply with and ensure compliance, by all tenants and subtenants, with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with any and all approvals, registrations or permits required thereunder, provided, however, that Mortgagor may diligently and in good faith contest same by appropriate proceedings which shall operate to prevent any enforcement or other occurrence having a material adverse effect upon the Mortgagor, the Mortgaged Property or this Mortgage. Mortgagor shall (a) conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from, or affecting the Mortgaged Property (i) in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies, (ii) to the reasonable satisfaction of the Mortgagee, and (iii) in accordance with the orders and directions of all federal, state and local governmental authorities and (b) defend, indemnify, and hold harmless the Mortgagee and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (iv) any violation of laws, orders, regulations, requirements, or demands of governmental authorities, or any policies or requirements of the Mortgagee, which are based upon or in any way related to such Hazardous Materials, including, without limitation, reasonable attorneys and consultant fees, investigation and laboratory fees, court costs, and litigation expenses, but excluding any liability resulting from the gross negligence or willful misconduct of Mortgagee or arising from events or conduct occurring after neither Mortgagor nor any of its affiliates has control or possession of the Mortgaged Property. In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Property to the Mortgagee free of any and all Hazardous Materials, so that the condition of the Mortgaged Property shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Property. For purposes of this Paragraph, “Hazardous Materials” includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 2901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental laws, ordinances, rules, or regulations. The provisions of this Paragraph shall be in addition to any and all obligations and liabilities Mortgagor may have to the Mortgagee at common law, and shall survive the transactions contemplated herein. Mortgagee, in its sole discretion, in the event of any Event of Default under this Mortgage, may inspect the Mortgaged Property or retain others to inspect the Mortgaged Property and conduct whatever tests Mortgagee deems necessary to insure Mortgagor is in compliance with the warranties, covenants and representations contained in this Paragraph. In the event Mortgagee ascertains, with or without an inspection of the Mortgaged Property, that there are any violations of any warranties or covenants contained in this Paragraph or that any of Mortgagor’s representations contained herein are inaccurate in any material respect, then Mortgagee may foreclose this Mortgage, although Mortgagee shall be under no obligation to do so, or Mortgagee may pursue any other remedies provided under the Loan Documents which Mortgagee is entitled to pursue as a result of a violation of the warranties and covenants of this Paragraph or as a result of any inaccurate or false representations contained in this Paragraph.

44. In the event the Mortgagee is named in any action brought against the Mortgagor for actions occurring prior to full and final repayment of all indebtedness secured hereby, Mortgagor shall indemnify and hold Mortgagee fully harmless for any and all claims arising out of or resulting from any such claim, including any and all costs of defending such action and reasonable attorneys’ fees incurred in connection therewith, except any such claim which shall be determined by a final unappealable judicial ruling to have been caused solely by the Mortgagee’s gross negligence or willful misconduct.

MORTGAGEE AND MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, AND ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE EXTENDING CREDIT TO MORTGAGOR.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has executed this instrument the day and year above first written.

Signed, Sealed and Delivered In the Presence of:	TAMPA DC, LLC, a Delaware limited liability company

/s/ Annette Ramos
PRINT NAME OF WITNESS BELOW:

Annette Ramos	By:	/s/ Rosemary B. Trudeau
	Name:	Rosemary B. Trudeau
	Title:	Member
PRINT NAME OF WITNESS BELOW:

STATE OF FLORIDA	)
) ss:
COUNTY OF DADE	)

The foregoing instrument was acknowledged before me this 6th day of June, 2006, by Rosemary Trudeau, as Member of TAMPA DC, LLC, a Delaware limited liability company, who is personally known to me or who has produced                              (type of identification) as identification.

/s/ Carolina Gonzalez
NOTARY PUBLIC, STATE OF FLORIDA

Carolina Gonzalez
(Print, Type or Stamp Commissioned Name of Notary Public)

EXHIBIT “A”

Legal Description

FEE SIMPLE PARCELS:

PARCEL 1:

The part of Tract 7, Tampa West Industrial Park Phase I, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida, being described as follows:

Commence at the Northwest corner of said Tract 7; thence South 00 degrees 35 minutes 43 seconds West along the West boundary of said Tract 7, a distance of 40.23 feet to a point on the North boundary of railroad easement as recorded in Official Records Book 3590, page 1097, of the public records of Hillsborough County, Florida, and the point of beginning; Thence along said North boundary of railroad easement South 89 degrees 24’17” East a distance of 148.86 feet to a point of curvature; run thence along the arc of a curve subtended by a chord to the right (radius – 456.68 feet) a distance of 434.78 feet (chord 418.54 feet, chord bearing South 62 degrees 07’50” East) to a point on the West right-of-way boundary of the Seaboard Coastline Railroad, said point also being on the East boundary line of said Tract 7, as shown on said Tampa West Industrial Park Phase I; thence South 00 degrees 35’43” West, along said West boundary of railroad, being the East boundary of said Tract 7, 728.25 feet, to appoint of intersection with the South boundary of railroad easement as recorded in Official Records Book 3590, page 1094, of the public records of Hillsborough County, Florida; thence along said South boundary, Northwesterly along the arc of a curve subtended by a chord to the left (radius 426.68 feet) a distance of 398.52 feet (chord 384.19 feet chord bearing North 55 degrees 29’41” West) to a point of tangency; run thence North 82 degrees 15”06” West a distance of 29.06 feet; run thence North 89 degrees 24’17” West a distance of 173.22 feet to a point on the West boundary of said Tract 7; thence leave said South boundary of railroad easement, North 00 degrees 35’43” East along said West boundary 70.05 feet; thence leave said West boundary South 89 degrees 42’30” East 200.0 feet; thence North 00 degrees 35’43” East 474.45 feet; thence North 89 degrees 42’30” West 200.00 feet to a point of aforementioned West boundary line of Tract 7; thence North 00 degrees 35’43” East along said West boundary 157.51 feet, to the Point of Beginning.

PARCEL A:

The East 165 feet of Tract 1, Tampa West Industrial Park Phase I, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida, Less that part in use as a right-of-way for Waters Avenue (S.R. 584-State Project 1077-250).

PARCEL B:

That part of Tract 7, Tampa West Industrial Park Phase I, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida, lying North of the Private Railroad Easement as recorded in Official Records Book 3590, page 1097.

PARCEL C:

That part of the Northwest 1/4 of Section 29, Township 28 South, Range 18 East, Hillsborough County, Florida, described as follows:

From the Northeast corner of the Northwest 1/4 of Section 29, Township 28 South, Range 18 East run South 89 degrees 40’29” West 150.00 feet to the West right-of-way line of the Seaboard Coast line railroad; thence South 00 degrees 01’01” East 48.3 feet to the South right-of-way line of Waters Avenue. For a Point of Beginning; thence South 00 degrees 01’01” East 962.00 feet; thence South 89 degrees 40’29” West 522 feet; thence North 00 degrees 01’01” West 962 feet to the South right-of-way line of Waters Avenue; thence North 89 degrees 41’18” East, 522 feet to the Point of Beginning, Less that part conveyed to Hillsborough County, a political subdivision of the State of Florida, by land trust agreement deed recorded October 7, 1987, in Official Records Book 5242, page 497, of the public records of Hillsborough County, Florida. Said Less Out more particularly described as follows: Commence at the Southwest corner of Section 20, Township 28 South, Range 18 East; thence North 00 degrees 48’28” East, along the West boundary of said Section 20, 7.54 feet to the centerline of survey of Waters Avenue (State Project 1077-250); thence South 89 degrees 24’46” East, along the said centerline 354.77 feet to the PI Station 193+01.14; thence continue along said centerline South 89 degrees 29’07” East, 1.625.42 feet; thence South 00 degrees 48’34” West 55.00 feet to the intersection of the South right-of-way line of Waters Avenue and the East boundary of Tract 1 of Tampa West Industrial Park Phase I, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida, and the Point of Beginning; thence continue South 00 degrees 48’34” West, along said East boundary of Tract 1, 20.16 feet to the point of curvature of a non-tangent circular curve concave to the North; thence along the arc of said curve having a radius of 100,145.13 feet, a central angle of 00 degrees 04’14”, an arc distance of 123.13 feet, the chord for which bears South 89 degrees 01 minutes 08 seconds East, a chord distance of 123.13 feet to the end of said curve; thence North 00 degrees 56’45” East, (radial), 2.00 feet to the point of curvature of a tangent circular curve concave to the North; thence along the arc of said curve having a radius of 100,143.13 feet a central angle of 00 degrees 13’42” an arc distance of 398.86 feet, the chord which bears South 89 degrees 10’06” East, a chord distance of 398.86 feet to the West right-of-way line of the Seaboard System Railroad and the end of said curve; thence North 00 degrees 48’34” East, along said West right-of-way line, 21.37 feet to the South right-of-way line of Waters Avenue; thence North 89 degrees 29’07” West, along said right-of-way line 522.00 feet to the Point of Beginning.

PARCEL D:

The West 285.00 feet of the East 450 feet of Tract 1, Tampa West Industrial Park Phase I, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida.

Less that part taken for road right-of-way by Hillsborough County, Project No. 83-33-R (Phase I).

PARCEL 2:

A portion of Tract 1 as shown on TAMPA WEST INDUSTRIAL PARK PHASE 1, as recorded in Plat Book 46, page 29, of the public records of Hillsborough County, Florida, being more particularly described as follows:

Begin at a point on the North right-of-way line of Savarese Circle, being the South line of said Tract 1, said point being a concrete monument on the West end of the South line of said Tract 1, and the Point of Beginning, said point also being a point of curve to the right said curve having for its elements a radius of 167.00 feet, a chord bearing and distance North 80 degrees 12’13” West, 52.81 feet; thence along the arc of said curve 53.03 feet to the point of a compound curve to the right said curve having a radius of 47.00 feet, chord bearing and distance of North 43 degrees 56’58” West, 42.90 feet; thence along the arc of said curve 44.55 feet to a second point of compound curve to the right, said curve having a radius of 167.00 feet, chord bearing and distance of North 8 degrees 06’06” West, 50.50 feet; thence along the arc of said curve to the right, 50.69 feet to a point of tangency with the East right-of-way line of Savarese Boulevard, being the West boundary of said Tract 1; thence North 00 degrees 35’43” East along said East right-of-way line 444.49 feet to a concrete monument and a point of curve to the right; thence along the arc of said curve 14.98 feet, to a point on the Southerly right-of-way line of Waters Avenue, as defined by Hillsborough County Project No. 85-33-R (Phase 1) right-of-way line, said curve having for its elements a radius of 25.00 feet, chord bearing and distance of North 17 degrees 45’50” East, 14.76 feet; thence along said Southerly right-of-way line, South 89 degrees 08’56” East, 167.92 feet; thence continue on said right-of-way line, South 00 degrees 51’04” West, 3.00 feet; thence continue along said line South 89 degrees 08’56” East, 176.88 feet to a point on the West line of the East 450 feet of said Tract 1; thence on said West line, South 100 degrees 35’43” West, 543.36 feet to the said North right-of-way line of Savarese Circle; thence along said North line, North 89 degrees 18’04” West, 259.27 feet to the Point of Beginning.

LESS AND EXCEPT from all of the above, that portion conveyed to 5002 West Waters Avenue, LLC, by Warranty Deed recorded in Official Records Book 13676, page 1993, of the public records of Hillsborough County and more particularly described as follows:

A portion of Tract 1 as shown on TAMPA WEST INDUSTRIAL PARK PHASE 1, as recorded in Plat Book 46, page 29 Sheets 1 through 4, of the public records of Hillsborough County, Florida. Being more particularly described as follows:

Begin at a point on the North right-of-way line of Savarese Circle, being the South line of said Tract 1, said point being a concrete monument on the West end of the South line of said Tract 1, and the Point of Beginning, said point also being a point of curve to the right said curve having for its elements a radius of 167.00 feet, a chord bearing and distance North 80 degrees 12’13” West, 52.81 feet; thence along the arc of said curve 53.03 feet to the point of a compound curve to the right said curve having a radius of 47.00 feet, chord bearing and distance of North 43 degrees 56’58” West, 42.90 feet; thence along the arc of said curve 44.55 feet to a second point of compound curve to the right, said curve having a radius of 167.00 feet, chord bearing and distance of North 8 degrees 06’06” West, 50.50 feet; thence along the arc of said curve to the right, 59.69 feet to a point of tangency with the East right-of-way line of Savarese Boulevard, being the West boundary of said Tract 1; thence North 00 degrees 35’43” East, along said East right-of-way line, 444.49 feet to a concrete monument and a point of curve to the right; thence along the arc of said curve, 14.98 feet to a point on the Southerly right-of-way line of Waters Avenue, as defined by Hillsborough County, Project No. 85-33-R (Phase 1) right-of-way line, said curve having for its elements a radius of 25.00 feet, chord bearing and distance of North 17 degrees 45’50” East, 14.76 feet; thence along said Southerly right-of-way line, South 89 degrees 08’56” East, 167.92 feet; thence continue on said right-of-way line, South 00 degrees 51’04” West, 3.00 feet; thence continue along said line South 89 degrees 08’56” East, 176.88 feet to a point on the West line of the East 450.00 feet of said Tract 1; thence on said West line South 00 degrees 35’43” West, 227.46 feet to the North face of an existing Masonry Building; thence South 89 degrees 12’53” East, along the North face of said Masonry Building, 2.68 feet to the Northeast corner of said Masonry Building; thence South 00 degrees 30/47” West, 109.38 feet, along the face of said Masonry Building, and a second Masonry Building to the Southeast corner of said second Masonry Building; thence North 89 degrees 12’53” West, along the South face of said second Masonry Building, 2.84 feet to an intersection with the said West line of the East 450.00 feet of Tract 1; thence South 00 degrees 35’43” West, along said West line of the East 450.00 feet of Tract 1, 206.62 feet to the said North right-of-way line of Savarese Circle; thence North 89 degrees 18’04” West, along said North right-of-way line, 259.27 feet to the Point of Beginning.

AND LESS AND EXCEPT from all of the above, that portion conveyed to EPR Investments, L.C., by Warranty Deed recorded in Official Records Book 14410, page 304, as re-recorded in Official Records Book 14598, page 1870, public records of Hillsborough County and more particularly described as follows:

A portion of Tract 1 as shown on TAMPA WEST INDUSTRIAL PARK PHASE 1, as recorded in Plat Book 46, page 29 Sheets 1 through 4, of the public records of Hillsborough County, Florida, and a part of the Northwest 1/4 of Section 29, Township 28 South, Range 18 East, Hillsborough County, Florida, all being more particularly described as follows:

Commence at a point on the North right-of-way line of Savarese Circle, being on the South line of said Tract 1, said point being a concrete monument on the West end of the South line of said Tract 1; thence South 89 degrees 18’04” East, along the North right-of-way line of Savarese Circle, 259.27 feet to a point on the West line of the East 450.00 feet of said Tract 1 and Point of Beginning; thence leaving said North right-of-way line of Savarese Circle, along the said West line of the East 450.00 feet of Tract 1, North 00 degrees 35’43” East, 206.62 feet to the intersection of the West line of the East 450.00 feet of Tract 1 and the South face of an existing masonry building; thence South 89 degrees 12’53” East, along the face of said masonry building 2.84 feet, to the Southeast corner of said building; thence North 00 degrees 30’47” East, along the East face of said masonry building, its extension and the East face of a second masonry building, 109.38 feet to the Northeast corner of said second masonry building; thence North 89 degrees 12’53” West along the North face of said second masonry building, 2.68 feet to the intersection with the said West line of the East 450.00 feet of Tract 1; thence North 00 degrees 35’43” East along said West line, 227.46 feet to a point on the South right-of-way line of Waters Avenue per Hillsborough County right-of-way map, Project No. 85-33-R (Phase I); thence South 89 degrees 10’30” East, along said right-of-way line, 325.98 feet to a point of curve in said right-of-way line; said curve being concave to the South and having for its elements a radius of 100145.13, chord bearing and distance of South 88 degrees 58’39” East, 140.29 feet, thence along arc of said curve 140.29 feet; thence leave said right-of-way line, South 00 degrees 00’00” East, 77.63 feet; thence North 89 degrees 25’39” West, 60.16 feet; thence South 00 degrees 00’00” East, 477.71 feet; thence South 36 degrees 52’45” West, radial to a curve, said curve being the North right-of-way line of Savarese Circle, 13.43 feet to said North right-of-way line, and a point on said curve; said curve having for its elements a radius of 97.00 feet, chord bearing and distance of North 61 degrees 53’05” West, 29.56 feet, thence along the arc of said curve concave to the South and being the North right-of-way line of said Savarese Circle 29.67 feet to the point of a second curve, being compound and having for its elements a radius of 217.00 feet, chord bearing and distance of North 80 degrees 23’14” West, 68.74 feet, thence along the arc of said curve 69.03 feet to a point of tangency; then North 89 degrees 18’04” West continuing along said North right-of-way line of Savarese Circle 309’82 feet to the Point of Beginning.

EASEMENT PARCELS:

Non-exclusive easements as reserved in Warranty Deed recorded in Official Records Book 14410, page 304, as re-recorded in Official Records Book 14598, page 1870, of the public records of Hillsborough County, for ingress and egress and for green space enjoyment, over and across the lands as set forth therein.